Exhibit 99.1
Luminar Reports Q3’25 Financials
Luminar appoints new CFO; Forbearance agreements in place while company evaluates capital structure and liquidity solutions
Q3 revenue up ~20% YoY and QoQ; Off-road, defense, and photonics opportunities continue to advance
Orlando, Fla. — November 13, 2025 — Today, Luminar (NASDAQ: LAZR), a leading global automotive technology company, provided its quarterly business update and financial results for the third quarter of 2025. These results and related commentary were published in a Presentation available on its Investor Relations website at https://investors.luminartech.com.
“This quarter has required us to confront difficult realities in the automotive LiDAR market and take deliberate steps to strengthen our capital structure and liquidity position,” said Paul Ricci, CEO of Luminar. “At the same time, we are seeing growing momentum in commercial and defense applications across both Luminar and LSI, which reinforces our belief that the strategic direction we outlined last quarter better positions Luminar for the years ahead.”
Key Q3 2025 Financials:
•Revenue: Q3 Revenue was $18.7 million, up 21% compared to Q3’24, and 20% compared to Q2’25.
•Gross Profit (Loss): Q3 Gross Profit (Loss) was $(8.1) million on a GAAP basis and $(7.3) million on a non-GAAP basis.
•Net Income (Loss): Q3 GAAP Net Income (Loss) attributable to common stockholders was $(89.5) million, or $(1.29) per share; Q3 Non-GAAP Net Loss was $(65.4) million, or $(0.94) per share.
•Operating Expenses: Q3 OpEx was $66.6 million on a GAAP basis and $43.0 million on a non-GAAP basis.
•Cash & Marketable Securities: Ended Q3’25 with $74.0 million in Cash & Marketable Securities.
Financial Outlook:
As previously disclosed, Luminar has suspended its guidance for the fiscal year ending December 31, 2025.
Appointment of New CFO:
On November 7, 2025, Luminar appointed Thomas Beaudoin as Chief Financial Officer, effective November 13, 2025. Beaudoin brings more than four decades of finance and operational leadership across public and private technology companies, and particularly in the automotive space. He previously served as CFO of Cerence Inc. from May 2022 to March 2024, following senior transformation and operational roles at Qualifacts Systems Inc., Credible Inc., and Nuance. Earlier in his career, Beaudoin held multiple executive finance positions, including CFO of SimpliVity Corp. (now HPE SimpliVity), Executive Vice President and CFO of Nuance, President and CFO of Polaroid Corporation, and Senior Vice President and CFO of Parametric Technology Corporation, after spending 24 years in senior finance roles at Digital Equipment Corporation and Compaq Computer Corporation (now Hewlett Packard). He holds both a B.S.B.A. and an M.B.A. from Babson College.
Strategic Review:
As previously announced, Luminar is exploring a number of potential strategic alternatives, including the sale of all or part of Luminar’s business or assets, raising additional capital or restructuring its existing capital structure. Luminar has engaged Weil, Gotshal & Manges LLP, as legal advisers, Jefferies LLC, as investment banking advisers, and Portage Point Partners, LLC, as financial advisors, to assist Luminar in analyzing and evaluating potential strategic alternatives and initiatives to improve liquidity. Luminar has received and is evaluating nonbinding, preliminary proposals and indications of interest to purchase the entire company as well as certain of its assets and business lines.
Capital Structure:
Luminar has signed forbearance and non-disclosure agreements with the vast majority of its secured noteholders through November 24, 2025, with further extensions anticipated as the company continues to negotiate with them. This provides time and stability as Luminar works toward a longer-term solution to its capital structure and liquidity needs.
Appointment of New Directors
Luminar is pleased to announce the appointment of Patricia Ferrari and Elizabeth Abrams to its Board of Directors, effective November 13, 2025. Together, Ms. Ferrari and Ms. Abrams bring extensive experience in banking, finance, restructuring, advisory, and leadership that will be invaluable as the company continues to explore strategic alternatives.

Webcast Details:
•What: Webcast featuring third quarter 2025 results and live Q&A
•Date: Today, November 13, 2025
•Time: 5:00 p.m. EDT (2:00 p.m. PDT)
•Location: The webcast will be available live on Luminar’s Investor site at
https://www.luminartech.com/quarterlyreview. A recording will be available following the conclusion of the webcast.
Non-GAAP Financial Measures
This release includes non-GAAP gross loss, non-GAAP net loss, non-GAAP operating expenses, non-GAAP cost of sales and free cash flow, which are non-GAAP financial measures, for the periods presented. These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles (“GAAP”) and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Management believes that these non-GAAP financial measures, when considered together with our financial information prepared in accordance with GAAP, can enhance investors’ and analysts’ ability to meaningfully compare our results from period to period and to our forward-looking guidance, and to identify operating trends in our business. However, non-GAAP information is not superior to financial measures calculated in accordance with GAAP, is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. A reconciliation of the most comparable GAAP financial measure to each non-GAAP financial measure appearing in this release is included at the end of this press release.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “aims,” “believe,” “may,” “will,” “estimate,” “set,” “continue,” “towards,” “anticipate,” “intend,” “expect,” “should,” “would,” “forward,” and similar expressions, express or implied, that predict or indicate future events or trends or that are not statements of historical matters. These statements reflect the current views of management with respect to future events and our financial performance. These forward-looking statements include statements regarding the Company’s ability to enter into longer-term forbearance agreements with the certain holders of its convertible notes and the continuing defaults under the indentures governing such convertible notes, the Company’s plans and expectations regarding its liquidity situation and the outcome of the Company’s review of strategic alternatives and other measures, including capital raises, a potential sale of all or part of the Company’s business or assets, and/or potentially seeking relief under the U.S. Bankruptcy Code, the Company’s funding levels and ability to continue operations, the Company’s ability to improve its liquidity and long-term capital structure to address debt service obligations, the Company ability to make the required payments under the agreements governing its debt obligations, the Company’s negotiations with its customers, manufacturers and suppliers, the Company’s ability to continue as a going concern, the estimated costs and expected benefits of the Company’s restructuring plans initiated in 2024 and 2025, product plans, future growth, sales estimates, market opportunities, strategic initiatives, industry positioning, customer acquisition and retention, revenue growth, anticipated impacts on our business of current worldwide economic uncertainty, inflation, monetary policy shifts, and other disruptions due to geopolitical conditions and global health emergencies. Forward-looking statements are based on expectations and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including that next-generation sensors and software will be developed successfully or will accelerate automaker adoption, that new automaker agreements will develop successfully into product launches, that per unit sensor economics will be improved, and that cost reduction efforts, including efforts to reduce the cost of industrialization, will continue to result in improved operational and financial efficiency. More information on these risks and other potential factors that could affect the Company’s business is included in the Company’s periodic filings with the Securities and Exchange Commission ( the “SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s reports on Form 10-K and Form 10-Q, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and most recently filed Form 10-Q for the quarter ended September 30, 2025, each filed with the SEC, and other previous and subsequent reports filed with the SEC. The Company assumes no obligation to update any forward-looking statements, which speak only as of the date they are made.
About Luminar:
Luminar is a global technology company advancing safety, security and autonomy across automotive, commercial, and defense sectors. Its proprietary LiDAR hardware, software, semiconductor and photonics technologies have been developed in-house to meet the demanding performance and scalability requirements of applications spanning passenger vehicles, trucking, logistics, industrial, security, and more. With series production underway and commercial traction across industries, Luminar is uniquely positioned to deliver the next generation of advanced, mission-critical LiDAR and photonics solutions. For more information, please visit www.luminartech.com.

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands)

	September 30, 2025	December 31, 2024
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$54,482	$82,840
Restricted cash	2,610	1,882
Marketable securities	19,508	99,827
Accounts receivable	14,317	14,272
Inventory	16,103	14,908
Prepaid expenses and other current assets	15,153	31,498
Total current assets	122,173	245,227
Property and equipment, net	37,798	52,281
Operating lease right-of-use assets	17,108	31,479
Intangible assets, net	10,986	15,556
Goodwill	1,750	3,994
Other non-current assets	13,701	16,676
Total assets	$203,516	$365,213

LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$21,391	$18,972
Accrued and other current liabilities	33,915	31,567
Operating lease liabilities	7,362	10,049
Total current liabilities	62,668	60,588
Debt	429,178	500,516
Operating lease liabilities, non-current	13,047	24,083
Other non-current liabilities	184	815
Total liabilities	505,077	586,002
Series A preferred stock	3,368	—
Stockholders’ deficit:
Class A common stock	7	3
Class B common stock	1	1
Additional paid-in capital	2,310,266	2,204,814
Accumulated other comprehensive loss	(456)	(295)
Treasury stock	(312,477)	(312,477)
Accumulated deficit	(2,302,270)	(2,112,835)
Total stockholders’ deficit	(304,929)	(220,789)
Total liabilities, preferred stock and stockholders’ deficit	$203,516	$365,213

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue:
Products	$13,689	$12,681	$38,628	$43,721
Services	5,060	2,812	14,641	9,190
Total revenue	18,749	15,493	53,269	52,911
Cost of sales:
Products	21,383	24,128	68,337	68,604
Services	5,447	5,397	13,540	22,475
Total cost of sales	26,830	29,525	81,877	91,079
Gross loss	(8,081)	(14,032)	(28,608)	(38,168)
Operating expenses:
Research and development	35,268	50,591	112,884	184,191
Sales and marketing	4,264	11,097	14,465	37,752
General and administrative	14,109	30,206	16,272	93,045
Impairment of goodwill and intangible assets	3,719	6,647	3,719	6,647
Impairment of long-lived assets	7,513	—	7,513	—
Restructuring costs	1,708	3,284	2,952	9,546
Total operating expenses	66,581	101,825	157,805	331,181
Loss from operations	(74,662)	(115,857)	(186,413)	(369,349)
Other income (expense), net:
Change in fair value of private warrants	—	65	—	1,050
Interest expense	(12,342)	(8,908)	(36,918)	(14,422)
Interest income	961	2,407	3,997	8,356
Gain on extinguishment of debt	—	147,346	22,056	147,346
Gain (loss) from acquisition of EM4, LLC (“EM4”)	—	—	(48)	1,752
Gain from Sale of Investments	—	—	2,908	—
Change in fair value of derivative liability	2,521	2,476	7,841	2,476
Provision for credit loss	(2,186)	—	(2,186)	—
Gain (Losses) and impairments related to investments and certain other assets, and other income (expense)	(162)	32	(400)	(5,947)
Total other income (expense), net	(11,208)	143,418	(2,750)	140,611
Income (Loss) before provision for (benefit from) income taxes	(85,870)	27,561	(189,163)	(228,738)
Provision for (benefit from) income taxes	(25)	158	272	180
Net Income (loss)	(85,845)	27,403	(189,435)	(228,918)
Less: Deemed dividend on Series A preferred stock	3,682	—	11,284	—
Net income (loss) attributable to common stockholders	$(89,527)	$27,403	$(200,719)	$(228,918)
Net Income (loss) per share attributable to common stockholders:
Basic	$(1.29)	$0.86	$(3.75)	$(7.58)
Diluted	$(1.29)	$(3.62)	$(3.75)	$(7.58)
Weighted average shares used in computing net income (loss) per share attributable to common stockholders:
Basic	69,281,237	32,001,765	53,586,034	30,190,418
Diluted	69,281,237	32,934,998	53,586,034	30,190,418

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(189,435)	$(228,918)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	12,956	20,169
Amortization of operating lease right-of-use assets	4,928	6,464
Amortization of discount on marketable securities	(1,086)	(1,819)
Loss on marketable securities	150	2,201
Impairment of goodwill and other intangible assets	3,719	6,647
Impairment of long-lived assets	7,513	—
Change in fair value of private warrants	—	(1,050)
Vendor stock in lieu of cash program	12,785	12,358
Amortization of debt discount and issuance costs	5,868	3,065
Inventory write-offs and write-downs	4,587	20,737
Change in the fair value of derivatives	(7,841)	(2,476)
Gain or write-off on sale or disposal of property and equipment	238	—
Share-based compensation, including restructuring costs	9,192	115,792
Gain on extinguishment of debt	(22,056)	(147,346)
Impairment of investments	—	4,000
Gain (loss) from acquisition of EM4	48	(1,752)
Provision for credit loss	2,186	—
Gain from sale of investment	(2,908)	—
Change in product warranty and other	6,284	(2,367)
Changes in operating assets and liabilities:
Accounts receivable	(45)	(59)
Inventories	(6,080)	(22,638)
Prepaid expenses and other current assets	15,449	(1,987)
Other non-current assets	17,979	(5,108)
Accounts payable	1,288	7,327
Accrued and other current liabilities	(4,721)	9,590
Other non-current liabilities	(16,930)	(7,522)
Net cash used in operating activities	(145,932)	(214,692)
Cash flows from investing activities:
Purchases of marketable securities	(54,080)	(92,400)
Proceeds from maturities of marketable securities	118,980	154,837
Proceeds from sales/redemptions of marketable securities	16,194	3,737
Issuance of promissory notes	(2,100)	—
Proceeds from sales of equity investment	2,908	—
Purchases of property and equipment	(766)	(4,244)
Acquisition of EM4 (net of cash acquired)	242	(3,831)
Proceeds from disposal of property and equipment	305	—
Net cash provided by investing activities	81,683	58,099
Cash flows from financing activities:
Net proceeds from issuance of Class A common stock under the Equity Financing Program	36,153	41,806
Proceeds from sale of Class A common stock under ESPP	338	800
Proceeds from exercise of stock options	—	547
Payments of employee taxes related to stock-based awards	(990)	(240)
Proceeds from issuance of Senior notes, net of Senior Notes and 2030 Convertible Notes issuance costs	—	89,202
Repurchase of 2026 Convertible Notes	(30,297)	—
Proceeds from issuance of Series A preferred stock, net of issuance costs, discount and commitment fees	31,415	—
Net cash provided by financing activities	36,619	132,115
Net decrease in cash, cash equivalents and restricted cash	(27,630)	(24,478)
Beginning cash, cash equivalents and restricted cash	84,722	140,624
Ending cash, cash equivalents and restricted cash	$57,092	$116,146

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Cost of Sales to Non-GAAP Cost of Sales
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
GAAP cost of sales	$26,830	$29,525	$81,877	$91,079
Non-GAAP adjustments:
Stock-based compensation	(607)	(1,204)	(3,259)	(4,897)
Amortization of intangible assets	(196)	(197)	(591)	(529)
Accelerated depreciation related to certain property, plant and equipment items	—	(933)	(286)	(4,363)
Non-GAAP cost of sales	$26,027	$27,191	$77,741	$81,290
LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Gross Loss to Non-GAAP Gross Loss
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
GAAP gross loss	$(8,081)	$(14,032)	$(28,608)	$(38,168)
Non-GAAP adjustments:
Stock-based compensation	607	1,204	3,259	4,897
Amortization of intangible assets	196	197	591	529
Accelerated depreciation related to certain property, plant and equipment items	—	933	286	4,363
Non-GAAP gross loss	$(7,278)	$(11,698)	$(24,472)	$(28,379)
LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
GAAP operating expenses	$66,581	$101,825	$157,805	$331,181
Non-GAAP adjustments:
Stock-based compensation	(9,836)	(30,564)	(5,966)	(108,415)
Impairment of goodwill and intangible assets	(3,719)	(6,647)	(3,719)	(6,647)
Impairment of long-lived assets	(7,513)	—	(7,513)	—
Restructuring costs	(1,708)	(3,284)	(2,952)	(9,546)
Amortization of intangible assets	(834)	(834)	(2,503)	(2,502)
Transaction costs relating to acquisition activities	—	(5)	—	(237)
Non-GAAP operating expenses	$42,971	$60,491	$135,152	$203,834

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Net Loss to Non-GAAP Net Loss
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
GAAP net loss attributable to common stockholders	$(89,527)	$27,403	$(200,719)	$(228,918)
Non-GAAP adjustments:
Stock-based compensation, excluding restructuring	10,443	31,768	9,225	113,312
Amortization of intangible assets	1,030	1,031	3,094	3,031
Accelerated depreciation related to certain property, plant and equipment	—	933	286	4,363
Impairment of goodwill and intangible assets	3,719	6,647	3,719	6,647
Impairment of long-lived assets	7,513	—	7,513	—
Gain on extinguishment of debt	—	(147,346)	(22,056)	(147,346)
Impairment of investments	—	—	—	4,000
Restructuring costs, including stock-based compensation	1,708	3,284	2,952	9,546
Gain from acquisition of EM4	—	—	48	(1,752)
Gain from sale of investments	—	—	(2,908)
Provision for credit losses	2,186	—	2,186	—
Transaction costs relating to acquisition activities	—	5	—	237
Change in the fair value of derivative liabilities	(2,521)	(2,476)	(7,841)	(2,476)
Change in fair value of private warrants	—	(65)	—	(1,050)
Non-GAAP net loss attributable to common stockholders	$(65,449)	$(78,816)	$(204,501)	$(240,406)
GAAP net loss per share attributable to common stockholders:
Basic	$(1.29)	$0.86	$(3.75)	$(7.58)
Diluted	$(1.29)	$(3.62)	$(3.75)	$(7.58)
Non-GAAP net loss per share attributable to common stockholders:
Basic	$(0.94)	$(2.46)	$(3.82)	$(7.96)
Diluted	$(0.94)	$(2.39)	$(3.82)	$(7.96)
Shares used in computing GAAP net loss per share attributable to common stockholders:
Basic	69,281,237	32,001,765	53,586,034	30,190,418
Diluted	69,281,237	32,934,998	53,586,034	30,190,418
Shares used in computing Non-GAAP net loss per share attributable to common stockholders:
Basic	69,281,237	32,001,765	53,586,034	30,190,418
Diluted	69,281,237	32,934,998	53,586,034	30,190,418

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Operating Cash Flow to Non-GAAP Free Cash Flow
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
GAAP operating cash flow	$(47,978)	$(55,754)	$(145,932)	$(214,692)
Non-GAAP adjustments:
Capital expenditure:
Purchases of property and equipment	(540)	(2,658)	(766)	(4,244)
Non-GAAP free cash flow	$(48,518)	$(58,412)	$(146,698)	$(218,936)
LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Summary of Stock-Based Compensation and Intangibles Amortization
(In thousands)
(Unaudited)

	Three Months Ended September 30,
	2025		2024
	Stock-Based Compensation	Intangibles Amortization	Stock-Based Compensation	Intangibles Amortization
Cost of Sales	$607	$196	$1,204	$197
Research and development	4,300	599	10,862	599
Sales and marketing	967	235	4,171	235
General and administrative	4,569	—	15,531	—
Restructuring costs	26	—	1,068	—
Total	$10,469	$1,030	$32,836	$1,031

	Nine Months Ended September 30,
	2025		2024
	Stock-Based Compensation	Intangibles Amortization	Stock-Based Compensation	Intangibles Amortization
Cost of Sales	$3,259	$591	$4,897	$529
Research and development	15,429	1,798	41,724	1,797
Sales and marketing	4,242	705	12,951	705
General and administrative	(13,705)	—	53,740	—
Restructuring costs	(33)	—	2,480	—
Total	$9,192	$3,094	$115,792	$3,031

Contact Information
Investor Relations:
Yarden Amsalem
Investors@luminartech.com

Media Relations:
Milin Mehta
Press@luminartech.com